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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                   FORM 8-K/A

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                           May 31, 2005 (May 12, 2005)
                Date of Report (Date of earliest event reported)


                                Pitney Bowes Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                        1-3579                06-0495050
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               World Headquarters
                                 1 Elmcroft Road
                        Stamford, Connecticut 06926-0700
                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.        OTHER EVENTS

This Form 8-K/A updates the Current Report on Form 8-K of the Company filed on May 16, 2005 to inform the market that the Company completed its acquisition of Imagitas, Inc.

The Company's press release dated May 26, 2005 is attached hereto as Exhibit
99.1 and incorporated herein by reference.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press release of Pitney Bowes Inc. dated May 26, 2005



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Pitney Bowes Inc.

May 31, 2005




                                   /s/ B.P. Nolop
                                   ---------------------------------------------
                                   B.P. Nolop
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer)






                                   /s/ S.J. Green
                                   ---------------------------------------------
                                   S.J. Green
                                   Vice President - Finance and
                                   Chief Accounting Officer
                                   (Principal Accounting Officer)